                                POWER OF ATTORNEY

              KNOW ALL PERSONS BY THESE PRESENTS: That each of the undersigned directors of The Premcor Refining Group Inc., a Delaware corporation ("PRG"), hereby constitutes and appoints William E. Hantke and Jeffry N. Quinn, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others, to sign PRG's Annual Report on Form 10-K for the year ended December 31, 2001, to be filed with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended; to file such Annual Report and the exhibits thereto and any and all other documents in connection therewith, including without limitation amendments thereto, with the Securities and Exchange Commission; and to do and perform any and all other acts and things requisite and necessary to be done in connection with the foregoing as fully as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

       Signature                                   Title                                  Date
       ---------                                   -----                                  ----
/s/ Thomas D. O'Malley               President, Chief Executive Officer, Chief       March 12, 2002
-----------------------              Operating Officer and Chairman of the Board
Thomas D. O'Malley                   (principal executive officer)


/s/ Marshall A. Cohen                Director                                        March 12, 2002
-----------------------
Marshall A. Cohen


/s/ Richard C. Lappin                Director                                        March 11, 2002
-----------------------
Richard C. Lappin


/s/ David I. Foley                   Director                                        March 11, 2002
-----------------------
David I. Foley


/s/ Robert L. Friedman               Director                                        March 12, 2002
-----------------------
Robert L. Friedman


/s/ Jefferson F. Allen               Director                                        March 9, 2002
-----------------------
Jefferson F. Allen


                                     Director                                        March  __, 2002
-----------------------
Wilkes McClave III